SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 1, 1997

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of August 1, 1997 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1997-QS8)



                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

               DELAWARE                333-8733          51-0368240
         (State or other jurisdiction   (Commission)    (I.R.S. employer
        of incorporation)               file number)  identification no.)



          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (612) 832-7000



          (Former name or former address, if changed since last report)



                         Exhibit Index located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits (executed copies):   The following execution
                           copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                                    Sequentially
Exhibit                                                              Numbered
Number                                                             Exhibit Page

10.1     Pooling and Servicing Agreement, dated as of August 1, 1997         4
                 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RESIDENTIAL ACCREDIT LOANS, INC.



                                           By:      /s/ Randy Van Zee
                                           Name:    Randy Van Zee
                                           Title:   Vice President


Dated:  August 29, 1997



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 Exhibit 10.1


                  Pooling and Servicing Agreement, dated as of August 1, 1997 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




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